Principal Diversified Select Real Asset Fund
Supplement dated December 13, 2019
to the Statement of Additional Information dated June 25, 2019
(as previously supplemented)
This supplement updates information currently in the Statement of Additional Information. Please retain this supplement for future reference.

LEADERSHIP STRUCTURE AND BOARD
In the Committee and Independent Board Members table add the following Board Members alphabetically to the Nominating and Governance Committee members listed:
Leroy Barnes
Fritz Hirsch

INVESTMENT ADVISORY AND OTHER SERVICES
Effective January 1, 2020, in the Fund Operating Expenses section, under Contractual Limits on Total Annual Fund Operating Expenses, delete the table and replace with the following:

Limit
Class A	Institutional Class	Class Y	Expiration
1.67%	1.37%	1.17%	July 31, 2021

Effective January 1, 2020, in the Fund Operating Expenses section, delete the sentence under Contractual Management Fee Waivers and replace with the following:

Contractual Management Fee Waivers
PGI has contractually agreed to limit the Funds' management fees. The expense limit will reduce the Fund's Management Fees by 0.23% (expressed as a percent of average net assets on an annualized basis) through July 31, 2021.